Supplement to the
Fidelity® Short Duration High Income Fund
Class A, Class T, Class C and Class I
June 29, 2016
STATEMENT OF ADDITIONAL INFORMATION

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Michael Plage no longer serves as a co-manager of the fund.

The following information replaces similar information found in the “Management Contract” section.

Matthew Bartlett is co-manager of Fidelity® Short Duration High Income Fund and receives compensation for his services. As of October 31, 2016, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. Bartlett’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Short Duration High Income Fund is based on the pre-tax investment performance of the portion of the fund’s assets he manages measured against the Barclays® US Corp 1-5 Year Total Return Index USD Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Bartlett as of October 31, 2016:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	2	13
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,349	$116	$12,236
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Short Duration High Income Fund managed by Mr. Bartlett ($85 (in millions) assets managed).

As of October 31, 2016, the dollar range of shares of Fidelity® Short Duration High Income Fund beneficially owned by Mr. Bartlett was none.

ASDH-ASDHIB-17-01 1.9865336.102	March 1, 2017

Supplement to the
Fidelity® Global High Income Fund
Class A, Class T, Class C and Class I
June 29, 2016
STATEMENT OF ADDITIONAL INFORMATION

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

AGHI-AGHIIB-17-01 1.932871.106	March 1, 2017

Supplement to the
Fidelity® Global High Income Fund
Class A, Class T and Class C
June 29, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the following information replaces similar information in the “Shareholder Information” section under the heading “Selling Shares”.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

AGHI-17-01 1.928679.105	March 1, 2017

Supplement to the
Fidelity® Short Duration High Income Fund
Class A, Class T and Class C
June 29, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the following information replaces similar information in the “Shareholder Information” section under the heading “Selling Shares”.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces information for Michael Plage found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Matthew Bartlett (co-manager) has managed the fund since October 2016.

The following information replaces the biographical information for Michael Plage found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Matthew Bartlett is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Bartlett has worked as a managing director of research, research analyst, and portfolio manager.

ASDH-17-01 1.9858207.103	March 1, 2017